UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RAPPORT THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(1) and 0-11

RAPPORT THERAPEUTICS, INC.

1325 BOYLSTON STREET, SUITE 401

BOSTON, MA 02215

V68858-P24981

You invested in RAPPORT THERAPEUTICS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2025 Annual Meeting, which is being held virtually. Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on June 17, 2025.

Get informed before you vote

View the Notice, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	June 17, 2025
9:30 AM ET

Virtually at:
www.virtualshareholdermeeting.com/RAPP2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming 2025 Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	To elect Reid Huber, Ph.D., John Maraganore, Ph.D., and Wendy B. Young, Ph.D. as Class I Directors.

Nominees:

	01) Reid Huber, Ph.D. 02) John Maraganore, Ph.D. 03) Wendy B. Young, Ph.D.	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Rapport’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any continuations, adjournments and postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V68859-P24981